SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) Of The
SECURITIES
EXCHANGE ACT OF 1934


Date of Report:                         July 20, 1995

Exact name of registrant
as specified in its charter:       BELL ATLANTIC CORPORATION

Commission File No.:                    1-8606

State of Incorporation:            Delaware

IRS Employer Identification No.:   23-2259884

Address of principal executive offices:        1717 Arch Street
                                               Philadelphia, Pennsylvania
Zip Code                                       19103

Registrant's telephone number,
including area code:                    (215) 963-6000

Former name or former address,
if changed since last report:          N/A






















SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BELL ATLANTIC CORPORATION


By:  /s/ William O. Albertini
     William O. Albertini
     Vice President and Chief
     Financial Officer


Date: Jul 20, 1995

























Item 5.  Other Events.

     Attached as an exhibit hereto is a copy of a press release issued by Bell Atlantic Corporation (the Company) dated July 20, 1995 announcing second quarter earnings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (20)   Press Release dated July 20, 1995










                             EXHIBIT INDEX


Exhibit No.             Description               Page No.

  (20)                  Press Release dated
                           July  20, 1995